                                                                   EXHIBIT 10.44

                                                                  Execution Copy

                               Dated 27 July 2004

                         ASIA NETCOM CORPORATION LIMITED
                                  (as Borrower)

                                       and

                       THE COMPANIES LISTED IN SCHEDULE 2
                                 (as Assignors)

                                  in favour of

             INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED
                              (as Security Trustee)

                    -----------------------------------------

                         GROUP ASSIGNMENT OF INSURANCES

                    -----------------------------------------

                                 RICHARDS BUTLER
                                    HONG KONG

                                                [Group Assignment of Insurances]

                                TABLE OF CONTENTS

CLAUSE NO.                                          CLAUSE HEADING                                        PAGE NO.
---------                                           --------------                                        -------
1.          DEFINITIONS AND CONSTRUCTION...............................................................      1

2.          CHARGE AND ASSIGNMENT......................................................................      3

3.          CONTINUING AND INDEPENDENT SECURITY........................................................      5

4.          REPRESENTATIONS AND WARRANTIES.............................................................      7

5.          TAXES AND OTHER DEDUCTIONS.................................................................      9

6.          COSTS, CHARGES AND EXPENSES................................................................     11

7.          UNDERTAKINGS...............................................................................     12

8.          ENFORCEMENT................................................................................     13

9.          APPLICATION OF PROCEEDS....................................................................     14

10.         INDEMNITY..................................................................................     15

11.         SUSPENSE ACCOUNT...........................................................................     16

12.         SET OFF....................................................................................     16

13.         POWER OF ATTORNEY..........................................................................     16

14.         FURTHER ASSURANCE..........................................................................     17

15.         NOTICES....................................................................................     17

16.         WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS......     18

17.         GOVERNING LAW AND JURISDICTION.............................................................     20

SCHEDULE 1 - FORM OF NOTICE OF ASSIGNMENT..............................................................     22

SCHEDULE 2 - THE ASSIGNORS.............................................................................     24

SCHEDULE 3 - FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE....................................     25

SIGNATURE PAGE.........................................................................................     26

                                                [Group Assignment of Insurances]

THIS DEED OF ASSIGNMENT OF INSURANCES is made on 27 July 2004

BETWEEN:-

(1) ASIA NETCOM CORPORATION LIMITED, a company incorporated under the laws of Bermuda whose registered office is situate at Clarendon House, 2 Church Street, Hamilton, HM11 Bermuda (the "BORROWER");

(2) THE COMPANIES NAMED AND PARTICULARS OF WHICH ARE SET OUT IN SCHEDULE 2 (each an "ASSIGNOR" and collectively the "ASSIGNORS"); and

(3) INDUSTRIAL AND COMMERCIAL BANK OF CHINA (ASIA) LIMITED, a company incorporated under the laws of Hong Kong acting through its head office at ICBC Asia Building, 122-126 Queen's Road Central, Hong Kong acting on its own behalf and as facility agent and trustee for and on behalf of the Finance Parties (the "SECURITY TRUSTEE").

WHEREAS:-

(A) By a facility agreement signed on 2 December, 2003 (but held undated in escrow) as released from escrow and amended and restated by the Supplemental Amendment and Restatement Deed (the "FACILITY AGREEMENT") entered into by (1) Borrower, as borrower; (2) the banks and financial institutions named therein as lenders (the "LENDERS"); (3) Industrial and Commercial Bank of China (Asia) Limited as arranger; and (4) the Security Trustee, the Lenders have agreed, upon and subject to the terms of the Facility Agreement, to make available to the Borrower a term loan facility of up to US$150,000,000 (the "FACILITY") for the purposes more particularly specified therein.

(B) The Security Trustee is acting as facility agent for the Finance Parties pursuant to the Facility Agreement and security trustee for the Finance Parties pursuant to this Deed and other Finance Documents.

(C) It is a condition precedent to the availability of the Facility under of the Facility Agreement that the Borrower and the Assignors shall have executed and delivered this Assignment to the Security Trustee assigning their respective rights and benefits under the Insurances and the Insurance Proceeds in favour of the Security Trustee by way of security.

NOW THIS DEED WITNESSES as follows:-

1.    DEFINITIONS AND CONSTRUCTION

1.1   TERMS DEFINED

      In this Assignment, unless the context otherwise requires, terms used shall have the

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                                                [Group Assignment of Insurances]

      meanings defined in the Facility Agreement and:-

      "COLLATERAL" means all of the right, title, interest and benefit, present and future, of the Borrower and each Assignor in and to the Insurances (including, without limitation, insurance policy certificate no.PTF/2003/ASINET/1206 issued by Pender Telecommunications Facility Members Association Limited and dated 24 June, 2003) and all rights of the Borrower and each Assignor to make recovery under the Insurances and all Insurance Proceeds receivable by the Borrower and/or each Assignor;

      "INSURER" means each of the insurance companies or brokers through whom the Insurances are presently to be effected (including, without limitation, Pender Telecommunications Facility Members Association Limited); and

      "SECURED OBLIGATIONS" means

      (i) in respect of the Borrower, any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become payable by the Borrower or any other Security Party which is a member of the CNC HK Group or any of them to the Security Trustee and/or the Finance Parties or any of them under or pursuant to the Facility Agreement and/or any other Finance Document and/or all other obligations hereby secured; and

      (ii) in respect of the Assignors, any and all moneys, liabilities and obligations (whether actual or contingent, whether now existing or hereafter arising, whether or not for the payment of money, and including, without limitation, any obligation or liability to pay damages) which are or may become payable by the Borrower or any of the Assignors or any other Security Party or any of them to the Security Trustee and/or the Finance Parties or any of them under or pursuant to the Facility Agreement and/or any other Finance Document and/or all other obligations hereby secured.

1.2   TRUST

      All rights, benefits, interests, powers and discretions granted to or conferred on the Security Trustee pursuant to this Assignment shall be held by the Security Trustee on trust for the benefit of itself as Security Trustee and each Finance Party from time to time. The Security Trustee may do all acts within its powers to administer and manage the trust constituted by this Clause including any full or partial release and/or re-assignment by deed of the rights, benefits and interests conferred by Clause 2.1 or the release and/or reassignment of all or any part of the Collateral secured by this Deed. The trust constituted by this Clause shall come into existence on the date of this Assignment and shall last for so long as any of the Secured Obligations remain outstanding provided that for the purposes of the rule against perpetuities, the perpetuity period applicable to the trust constituted under this Clause and any dispositions made or to be made pursuant to this Assignment and this trust, is hereby specified as a period of eighty (80) years less one
      (1) day from the date of this Assignment.

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                                                [Group Assignment of Insurances]

1.3   CLAUSE HEADINGS

      Clause headings and the table of contents are for ease of reference only and shall be ignored in the interpretation of this Assignment.

1.4   CONSTRUCTION

      In this Assignment, unless the context otherwise requires:-

      (a) Clause 1.3 of the Facility Agreement shall be deemed incorporated in this Assignment mutatis mutandis as if set out separately in this Assignment; and

      (b) references to the "ASSIGNOR(S)", the "BORROWER", the "SECURITY TRUSTEE" or any "FINANCE PARTY" include, where the context permits, include their respective successors and transferees and permitted assigns in accordance with their respective interests.

1.5   SEVERAL LIABILITY

      The rights and obligations of each of the Borrower and Assignors hereunder and all representations, warranties, undertakings and indemnities given by each and any of them in this Assignment are several.

2.    CHARGE AND ASSIGNMENT

2.1   CHARGE AND ASSIGNMENT

      (a) In consideration of the Lenders agreeing to make the Facility available to the Borrower upon the terms and conditions of the Facility Agreement and as a continuing security for the due and punctual performance and discharge of the Secured Obligations, each of the Borrower and Assignors, as beneficial owner, hereby mortgages, charges and agrees to charge in favour of the Security Trustee as trustee for the benefit of the Finance Parties by way of first legal charge, the Collateral.

      (b) Each of the Borrower and Assignors as beneficial owner hereby assigns to the Security Trustee and the Finance Parties and each of them all of their respective rights, title and interest in and to the Collateral, present and future, in and to the Collateral.

2.2   NOTICE OF ASSIGNMENT

      Each of the Borrower and Assignors shall forthwith upon execution of this
      Assignment:

      (a) deliver a notice of assignment in the form set out in Schedule 1, to each Insurer and shall, as soon as possible, request that such Insurer executes and delivers to the Security Trustee an acknowledgement to the notice of assignment; and

      (b) give instructions to incorporate the loss payable and notice of cancellation clause

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                                                [Group Assignment of Insurances]

            substantially in the form of Schedule 3, and in any event in a form satisfactory to the Security Trustee, into each of the policies or contracts of insurance comprised in the Insurances.

2.3   COVENANT TO PAY

      Each of the Assignors hereby covenants that it will on demand pay to the Security Trustee and the Finance Parties all moneys and discharge all obligations and liabilities now or hereafter due, owing or incurred to the Security Trustee and/or the Finance Parties or any of them under or pursuant to the Facility Agreement and/or any other Finance Document when the same become due for payment or discharge.

2.4   PERFORMANCE AND INDEMNITY

      Notwithstanding the foregoing, each of the Borrower and Assignors shall remain liable to perform all the obligations to be performed by it in respect of the Insurances and shall discharge fully its obligations thereunder as they become due and neither the Security Trustee nor any of the Finance Parties shall have any obligation of any kind whatsoever thereunder or be under any liabilities whatsoever in the event of any failure to perform their obligations thereunder, and each of the Borrower and Assignors hereby indemnifies and agrees to keep indemnified the Security Trustee, the Finance Parties and each of them from and against any such liability.

2.5   RELEASE AND TRANSFER

      (a) The Security Trustee shall, upon the full performance and discharge of the Secured Obligations to the satisfaction of the Security Trustee and the Finance Parties, at the request and cost of the Borrower and the relevant Assignor(s) and in such form as the Security Trustee shall reasonably approve, release and transfer to the Borrower or the relevant Assignor(s) (as the case maybe), the Collateral then the subject of the Security Interest constituted by this Deed.

      (b) Notwithstanding any discharge, release or settlement from time to time between the Security Trustee and/or any Finance Party and the Borrower and/or any Assignor, if any security, disposition or payment granted or made to the Security Trustee and/or any Finance Party in respect of the Secured Obligations by the Borrower or any Assignor or any other person is avoided or set aside or ordered to be surrendered, paid away, refunded or reduced by virtue of any provision, law or enactment relating to bankruptcy, insolvency, liquidation, winding-up, composition or arrangement for the time being in force or for any other reason, the Security Trustee shall be entitled thereafter to enforce this Assignment as if no such discharge, release or settlement had occurred.

2.6   REGISTRATION

      The Borrower and each Assignor hereby authorises the Security Trustee forthwith upon execution of this Assignment to procure the delivery to the Companies Registry in Hong Kong or other competent authority in the place of incorporation of the Assignors (if necessary) the particulars of this Assignment.

                                     - 4 -
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                                                [Group Assignment of Insurances]

3.    CONTINUING AND INDEPENDENT SECURITY

3.1   CONTINUING SECURITY

      This Assignment and the security hereby created shall remain in full force and effect by way of a continuing security notwithstanding the insolvency or liquidation or any incapacity or change in the constitution or status of the Borrower or any Assignor or any other person and in particular but without limitation shall not be, nor be considered as, satisfied by any intermediate discharge or payment on account of any liabilities or any settlement of accounts between the Borrower and/or any Assignor and the Security Trustee and/or any Finance Party.

3.2   ADDITIONAL SECURITY

      This Assignment and the security hereby created shall be in addition to and not in substitution for or derogation of any other Security Interest, guarantee or other security (whether given by the Borrower and/or any Assignor or otherwise) now or from time to time hereafter held by the Security Trustee and/or any Finance Party in respect of or in connection with the Secured Obligations.

3.3   UNRESTRICTED ENFORCEMENT

      The Security Trustee need not before exercising any of the rights, powers or remedies conferred upon it by this Assignment or by law (i) take action or obtain judgment against the Borrower or any Assignor, or any other person in any court, (ii) make or file any claim or prove in a winding-up or liquidation of the Borrower or any Assignor or of any other person or
      (iii) enforce or seek to enforce the recovery of the moneys and liabilities hereby secured by any other security or other rights all of which the Assignors hereby waive and may be enforced for any balance due after resorting to any one or more other means of obtaining payment or discharge of the monies, obligations and liabilities hereby secured.

3.4   NO DISCHARGE

      The liabilities and obligations of each Assignor under this Deed and the security constituted by this Deed shall remain in force notwithstanding any act, omission, event or circumstance whatsoever until full, proper and valid payment and discharge of the Secured Obligations and without limiting the foregoing, neither the liabilities of any Assignor under this Deed nor the validity or enforceability of this Deed shall be prejudiced, affected or discharged by:-

      (a) the granting of any time or indulgence to the Borrower, any Assignor or any other person in respect of the Secured Obligations;

      (b) any variation or modification of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or related thereto;

      (c) the invalidity or unenforceability of any obligation or liability of any party under the Facility Agreement, any of the other Finance Documents or any other

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                                                [Group Assignment of Insurances]

            documents referred to therein or related thereto;

      (d) any invalidity or irregularity in the execution of the Facility Agreement, any of the other Finance Documents or any other documents referred to therein or relating thereto;

      (e) any lack of capacity or deficiency in the powers of the Borrower, any Assignor or any other person to enter into or perform any of its respective obligations under the Facility Agreement or any of the other Finance Documents to which it is party or any other documents referred to therein or related thereto or any irregularity in the exercise thereof or any lack of authority by any person purporting to act on behalf of the Borrower, any Assignor or such other person;

      (f) the insolvency, bankruptcy or liquidation or any incapacity, disability or limitation or any change in the constitution or status of the Borrower, any Assignor or any other person;

      (g) any other Finance Document, Security Interest, guarantee or other security or right or remedy being or becoming held by or available to the Security Trustee, any Finance Party or by any other person or by any of the same being or becoming wholly or partly void, voidable or unenforceable or impaired or by the Security Trustee or any Finance Party at any time releasing, refraining from enforcing, varying or in any other way dealing with any of the same or any power, right or remedy the Security Trustee and/or any Finance Party may now or hereafter have from or against the Borrower, any Assignor or any other person;

      (h) any waiver, exercise, omission to exercise, compromise, renewal or release of any rights against the Borrower, any Assignor or any other person or any compromise, arrangement or settlement with any of the same; or

      (i) any act, omission, event or circumstance which would or may but for this provision operate to prejudice, affect or discharge this Assignment or the liability of the Borrower or any Assignor hereunder.

3.5   NO SUBROGATION

      (a) Neither the Borrower nor any of the Assignors shall exercise any right of subrogation, contribution or any other rights of a surety or enforce any security or other right or claim against the Borrower or any of the other Assignors (whether in respect of its liability under this Assignment or otherwise) or any other person who has guaranteed or given any security in respect of the Secured Obligations or claim in the insolvency or liquidation of the Borrower or any of the Assignors or any such other person in competition with the Security Trustee and/or the Finance Parties.

      (b) If the Borrower or any Assignor receives any payment or benefit in breach of this Clause 3.5, it shall hold the same upon trust for the Security Trustee as a continuing security for the Secured Obligations.

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                                                [Group Assignment of Insurances]

4.    REPRESENTATIONS AND WARRANTIES

4.1   REPRESENTATIONS AND WARRANTIES

      Each of the Borrower and Assignors hereby severally represents and warrants to the Security Trustee that for the benefit of the Finance Parties:-

      (a) STATUS: it is a company duly incorporated and validly existing under the laws of its respective place of incorporation and has full power, authority and legal right to own its property and assets and to carry on its business as such business is now being conducted;

      (b) POWER AND AUTHORITY: it has all legal power and authority to enter into this Assignment and perform its obligations under this Assignment and all actions (including any corporate action) required to authorise the execution and delivery of this Assignment and the performance of its obligations under this Assignment have been duly taken;

      (c) LEGAL VALIDITY: this Assignment constitutes or, when so executed and delivered, will constitute its legal, valid and binding obligations enforceable in accordance with its terms;

      (d) NON-CONFLICT WITH LAWS: the entry into and performance of this Assignment and the transactions contemplated by this Assignment do not and will not conflict with or result in (i) a breach of any law, judgment or regulation or any official or judicial order, or (ii) a breach of the constitutional documents of the Borrower or that Assignor (as the case may be), or (iii) a material breach of any agreement or document to which the Borrower or that Assignor (as the case may be) is a party or which is binding upon it or any of its assets or revenues with a monetary value greater than US$500,000, nor cause any limitation placed on it or the powers of its directors to be exceeded or result in the creation or imposition of any Security Interest on any part of the Collateral pursuant to the provisions of any such agreement or document;

      (e) NO CONSENTS: other than the Consents, no consent, authorisation, licence or approval of, or registration with or declaration to, any governmental or public bodies or authorities or courts in Hong Kong or in any relevant jurisdiction is required for or in connection with the execution, delivery, validity, enforceability and admissibility in evidence in proceeding of this Assignment, or the performance by, the Borrower or that Assignor (as the case may be) of any of its respective obligations under this Assignment;

      (f) NO REGISTRATION: it is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of this Deed that it or any other instrument be notarised, filed, recorded, registered or enrolled in any court or other authority or that any stamp, registration or similar tax or charge be paid on or in relation to this Deed and this Deed is in proper form for its enforcement in the courts of Hong Kong and all jurisdictions the subject of any legal opinion referred to in paragraph 4 of Schedule 3 of the Facility

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                                                [Group Assignment of Insurances]

            Agreement

      (g) LITIGATION: except as disclosed in a letter of even date from the Borrower to the Security Trustee, no litigation, arbitration or administrative proceeding is currently taking place or pending or, to the knowledge of the officers of the Borrower or that Assignor (as the case may be), threatened against the Borrower or that Assignor (as the case may be) or its assets which could, in the reasonable opinion of the Majority Finance Parties, materially and adversely affect its business, assets or financial condition or its respective ability to perform its obligations under this Assignment;

      (h) WINDING UP AND STRIKING OFF: it has not taken any corporate action or no other step has been taken or legal proceedings have been commenced or threatened against it for its winding-up, dissolution, administration or reorganisation or for the appointment of a receiver, administrator, trustee or similar officer of it or all or any of its assets or revenues, except as permitted by clause 17.1(g) (Winding-up) of the Facility Agreement;

      (i) TAXES ON PAYMENTS: all payments to be made by it under this Assignment may be made by it free and clear of, and without deduction for, Taxes and no deductions or withholdings are required to be made therefrom save as specified in any legal opinion referred to in paragraphs 2, 3 and 4 of Schedule 3 to the Facility Agreement; and no Taxes are imposed on or by virtue of the execution or delivery by the Borrower or that Assignor of this Assignment or any document to be executed or delivered under this Assignment;

      (j) TAX LIABILITIES: it has complied with all Taxation laws in all material respects in all jurisdictions in which it is subject to Taxation and has paid all Taxes due and payable by it; no material claims are being asserted against it with respect to Taxes;

      (k)   NO DEFAULT:

            (i)   no Default has occurred and is continuing;

            (ii) it is not, or with the giving of notice or lapse of time or satisfaction of any other condition or any combination thereof, would not be in material breach of or in default under any agreement relating to Financial Indebtedness to which it is a party or by which it may be bound;

      (l) NO IMMUNITY: it is generally subject to civil and commercial law and to legal proceedings and neither it or any of its assets or revenues are entitled to any immunity or privilege (sovereign or otherwise) from any set-off, judgment, execution, attachment or other legal process;

      (m) COMPLIANCE, WITH CONSENTS AND LICENSES: every consent, authorisation, licence or approval required for the time being by it in connection with the conduct of its business and the ownership, use, exploitation or occupation of its property and assets has been applied for and not refused or has been obtained and is in full force and effect and there has been no material default in the observance of

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                                                [Group Assignment of Insurances]

            the conditions and restrictions (if any) imposed on, or in connection with, any of the same which may have a material adverse effect on its ability to perform its obligations under this Deed and, to the knowledge of its officers, no circumstances have arisen whereby any remedial action is likely to be required to be taken by it, or at its expense under or pursuant to any law or regulation applicable to its business, property or assets;

      (n) NO FINANCIAL INDEBTEDNESS: it does not have any Financial Indebtedness other than as permitted by Clause 16.17 of the Facility Agreement;

      (o) SOLE AND BENEFICIAL OWNER: it is or will be the sole, absolute and beneficial owner of the Collateral and it has good and marketable title thereto;

      (p) LEGAL AND BINDING OBLIGATIONS: the obligations of the parties to the Insurances are legal, valid and binding and enforceable in accordance with its terms;

      (q) SECURITY INTEREST: no Security Interest exists in any of its rights, title, interests or benefits in the Collateral (other than as created by this Assignment);

      (r) THIRD PARTY RIGHT: it has not sold or otherwise disposed of any of the Collateral or granted in favour of any other person any interest in or any option or other rights in respect of any of the Collateral;

      (s) VALID AND IN FULL FORCE: the Insurances are valid and in full force and effect and are not void or voidable; and

      (t) PREMIUMS: all premiums and other monies (if any) due and payable in respect of the Insurances have been duly paid and all covenants, terms and conditions contained in the Insurances have been duly observed and performed.

4.2   CONTINUING REPRESENTATION AND WARRANTY

      Each of the Borrower and Assignors severally represents and warrants to and undertakes with the Security Trustee that the foregoing representations and warranties made by them respectively in Clause 4.1(a) to (n) inclusive are deemed to be made by the Assignors on each Drawdown Date and on each Interest Payment Date with reference to the facts and circumstances then existing and that the foregoing representations in Clause 4.1(o), (p), (s) and (t) will be true and accurate throughout the continuance of this Assignment with reference to the facts and circumstances from time to time.

5.    TAXES AND OTHER DEDUCTIONS

5.1   TAX GROSS-UP

      (a) All sums payable by the Borrower or any Assignor under this Assignment shall be paid in full without any restriction or condition and free and clear of any Tax or other deductions or withholdings of any nature.

      (b) If at any time the Borrower or any Assignor or any other person is required in

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                                                [Group Assignment of Insurances]

            any jurisdiction to make any deduction or withholding in respect of Taxes or otherwise from any payment due under this Assignment for the account of the Security Trustee or any Finance Party (or if the Security Trustee is required to make any such deduction or withholding from a payment to any Finance Party), the sum due from any Assignor in respect of such payment shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee and each Finance Party receives on the due date for such payment (and retains, free from any liability in respect of such deduction or withholding) a net sum equal to the sum which it would have received had no such deduction or withholding been required to be made.

      (c)   The Borrower's and any Assignor's obligations under Clauses 5(a) and
            (b) shall not apply in respect of any Tax on Overall Net Income levied on the Security Trustee or any other Finance Party.

      (d) All Taxes required by law to be deducted or withheld by the Borrower or any Assignor from any amounts paid or payable under this Deed shall be paid by the Borrower or the relevant Assignor (as the case may be) when due (except for such amounts being disputed by the Borrower or such Assignor in good faith) to the relevant tax authority.

5.2   TAX INDEMNITY

      Each Assignor shall indemnify the Security Trustee and each other Finance Party against any losses or costs incurred by any of them by reason of:

      (a) any failure of any Assignor or any other person to make any such deduction or withholding referred to in Clause 5.1; or

      (b) any increased payment referred to in Clause 5.1 not being made on the due date for such payment; or

      (c) any Taxes which are being disputed by any Assignor and remaining unpaid; and

      (d) any liability suffered (directly or indirectly) for or on account of Tax by that Finance Party in respect of any payment received or receivable or deemed to be received or receivable under this Deed.

5.3   EVIDENCE OF PROOF

      Each of the Borrower and Assignors shall promptly deliver to the Security Trustee any receipts, certificates or other proof evidencing the amounts (if any) paid or payable in respect of any deduction or withholding as aforesaid. Any certificate or determination of the Security Trustee showing in reasonable details the calculations made by the Security Trustee as to any amount for the purposes of this Clause 5 shall, in the absence of manifest error, be conclusive and binding on each Borrower or Assignor, as the case may be.

                                                [Group Assignment of Insurances]

5.4   TAX CREDIT

      If an Assignor or the Borrower, as the case may be, makes a Tax payment and the relevant Finance Party determines that:-

      (a) a Tax Credit is attributable either to an increased payment of which that Tax payment forms part, or to that Tax payment; and

      (b)   that Finance Party has obtained, utilised and retained that Tax
            Credit,

      the Finance Party shall pay an amount to that Assignor or the Borrower, as the case may be, which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax payment not been required to be made by that Assignor or the Borrower, as the case may be.

6.    COSTS, CHARGES AND EXPENSES

6.1   COSTS, CHARGES AND EXPENSES

      Each of the Borrower and Assignors shall from time to time forthwith on demand pay to or reimburse the Security Trustee and the Finance Parties for:

      (a) all expenses (including legal, printing and out-of-pocket expenses) reasonably incurred by the Security trustee or any other Finance Party in connection with the negotiation, preparation and execution of this deed and any amendment or extension of or the granting of any waiver or consent under this Deed; and

      (b) all costs, charges and expenses (including legal fees) on a full indemnity basis properly incurred by the Security Trustee or any other Finance Party in connection with the enforcement of or preservation of any rights under this Assignment unless and to the extent such costs, charges and expenses results directly from the gross negligence, fraud or wilful misconduct of the Security Trustee or any other Finance Party, and until payment of the same in full, all such costs, charges and expenses shall be secured by this Assignment.

6.2   STAMP DUTY

      Each of the Borrower and Assignors shall pay all stamp, documentary, registration or other like duties or taxes (including any duties or taxes payable by the Security Trustee or any Finance Party) imposed on or in connection with this Deed and shall indemnify each of the Security Trustee and the other Finance Parties against any liability arising by reason of any delay or omission by the Borrower and/or Assignors to pay such duties or taxes.

                                                [Group Assignment of Insurances]

7.    UNDERTAKINGS

      Each of the Borrower and Assignors hereby jointly and severally undertakes and agrees with the Security Trustee for the benefit of the Security Trustee and the Finance Parties throughout the continuance of this Assignment and so long as the Secured Obligations or any part thereof remains owing that, unless the Security Trustee otherwise agrees in writing, it will:-

      (a)   perform all its obligations under the Insurances;

      (b) notify the Security Trustee of any breach by any party to the Insurances;

      (c) give to the Security Trustee upon receipt copies of all cover notes, policies, notices, requests and other documents sent or received with respect to the Insurances;

      (d) give to the Security Trustee such information regarding the Collateral as the Security Trustee shall reasonably require;

      (e) do or permit to be done every act or thing which the Security Trustee may require to be done for the purpose of enforcing the rights of the Security Trustee hereunder and will allow its name to be used as and when required for that purpose;

      (f) not amend or agree to amend the Insurances or waive any of its rights thereunder, except in accordance with Clause 16.5 of the Facility Agreement;

      (g) not create or attempt or agree to create or permit to exist any Security Interest over all or any part of the Collateral or any interest therein or otherwise sell, transfer, assign, deal with or dispose of all or any part of the Collateral (except under or pursuant to this Assignment) or attempt or agree to do any of the same;

      (h) not sell or agree to sell, transfer or assign, any part of the Collateral;

      (i) not grant in favour of any other person any interest in or any option or other rights in respect of any of the Collateral;

      (j) not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the Security Trustee's security hereunder;

      (k) punctually pay all premiums or sums of money necessary for effecting such Insurances and endorse over, produce or deliver to the Security Trustee all policy or policies of insurance and the receipts for every such payment;

      (l)   promptly advise the Security Trustee upon any of the following:

            (i) if any Insurer cancels, purports to cancel or gives notice of cancellation of any of the Insurances;

                                                [Group Assignment of Insurances]

            (ii) any purported or actual variation or alteration to the terms of or termination or expiry of any of the Insurances;

            (iii) any default in the payment of any premium or call;

            (iv) knowledge of any act or omission or event which might invalidate or render unenforceable in whole or in part of any of the Insurances;

      (m) take all reasonable steps which may be necessary or expedient to keep the Insurances in full force and effect in such manner and to such extent as is reasonable and customary for a business enterprise engaged in the same or similar business and in the same locations as the Borrower and the relevant Assignor, and whose practice is not to self-insure;

      (n) not, without the prior written consent of the Security Trustee, waive, release, settle, compromise or abandon any claim made in relation to or under the Insurances or do or omit to do any other act or thing whereby the recovery in full of any amounts in respect of the Insurances as and when they become payable may be impeded; and

      (o) subject to Clause 16.5 of the Facility Agreement, renew all policies or contracts of Insurances within fourteen (14) days of the expiry of such policies or contracts.

8.    ENFORCEMENT

8.1   EVENTS OF DEFAULT

      The security created by this Assignment shall become enforceable immediately upon the occurrence of an Event of Default which is continuing. For the purposes of this Clause, each of the following events and circumstances shall be an Event of Default:-

      (a) any Event of Default as that term is defined in the Facility Agreement; or

      (b) if the Borrower or any Assignor purports or attempts to create any Security Interest (except under or as permitted by this Assignment) over all or any part of the Collateral or any third party asserts a claim in respect thereof.

8.2   ENFORCEMENT OF SECURITY

      Upon this Assignment becoming enforceable the Security Trustee may, at any time or times thereafter and without further notice or restriction, withdraw, transfer or otherwise dispose of all or any part of the monies in the Deposit Account in or towards the payment or discharge of the Secured Obligations in accordance with Clause 9, for this purpose, the Security Trustee may, at the expense of the Borrower or the Assignors, convert all or any part of such monies into other currencies. The above provisions apply notwithstanding any other terms upon which such monies may have been deposited or that any such monies may have been deposited for a fixed period or be subject to a period of notice and that the fixed period or period of notice may not have expired or

                                                [Group Assignment of Insurances]

      that notice or sufficient notice may not have been given.

8.3   AMENDMENT

      Any amendment or waiver of any provision of this Assignment and any waiver of any default under this Assignment shall only be effective if made in writing and signed by the Security Trustee.

8.4   EVIDENCE OF DEBT

      Any statement of account signed as correct by the Security Trustee showing any amount due under the Facility Agreement or under any other Finance Document or under this Assignment shall, in the absence of manifest error, be conclusive evidence of the amount so due.

9.    APPLICATION OF PROCEEDS

9.1   APPLICATION

      All monies received by the Security Trustee hereunder shall be applied in or towards satisfaction of the Secured Obligations (subject to the prior discharge of all liabilities having priority thereto by law) in the following order of priority:-

      (a) in payment or satisfaction of all costs, charges, expenses and liabilities properly incurred and payments made by or on behalf of the Security Trustee in connection with the exercise of any powers hereunder and in preserving or attempting to preserve this security or the Collateral and of all outgoings in respect of the Collateral paid by the Security Trustee pursuant to this Deed;

      (b) in payment to the Receiver of all remuneration as may be agreed between it and the Security Trustee to be paid to him at, or at any time after, its appointment;

      (c) in or towards reduction of the remaining Secured Obligations in such manner as is provided in the Facility Agreement; and

      (d) the surplus (if any) to the Borrower or the respective Assignor Proceeds as the case may be.

9.2   THE DEPOSIT ACCOUNT

      Notwithstanding Clause 9.1, the Borrower and each Assignor shall pay or cause to be paid to the credit of the Prepayment Escrow Account all Insurance Proceeds received or receivable by it (in respect of any one claim but aggregating all claims in respect of the same or related incidents) except (i) for all costs or expenses reasonably incurred in procuring the recovery of the Insurance Proceeds, which it shall be entitled to apply in meeting or relieving the same and
            (ii) to the extent that proceeds of claims under third party liability policies are applied directly in discharge of the relevant claim and provided that after the occurrence of an Event of Default which is continuing, all Insurance Proceeds

                                                [Group Assignment of Insurances]

            received or receivable by the Borrower or any Assignor, shall be paid or caused to be paid directly into the Prepayment Escrow Account (except to the extent that proceeds of claim under third party liability policies are applied by the Insurers directly in discharge of the relevant claim for the purposes of making a Mandatory Prepayment under Clause 7.5B of the Facility Agreement).

10.   INDEMNITY

10.1  GENERAL INDEMNITY

      Each of the Borrower and Assignors hereby jointly and severally undertakes with the Security Trustee to indemnify and keep indemnified the Security Trustee, Finance Parties and each of them (each an "INDEMNITEE") from and against all costs, charges and expenses which the Security Trustee or such Finance Party shall properly incur in connection with the exercise of any powers conferred by this Assignment or the perfection, preservation or enforcement of the security created by this Assignment (unless and to the extent that any of the foregoing results directly from the fraud, gross negligence or wilful misconduct of that indemnitee).

10.2  CURRENCY INDEMNITY

      (a) If an amount due to the Security Trustee or any Finance Party from the Borrower or any Assignor under the Facility Agreement and/or any other Finance Document (a "SUM"), or any order, judgment or award given or made in relation to a sum, has to be converted from the currency (the "FIRST CURRENCY") in which that sum is payable into another currency (the "SECOND CURRENCY") for the purpose of:

            (i) making or filing a claim or proof against the Borrower or any Assignor;

            (ii) obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings,

                  the Borrower and any Assignor shall, as an independent obligation to the Security Trustee or such Finance Party, indemnify the Security Trustee or such Finance Party to whom that sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that sum from the first currency into the second currency and
                  (B) the rate or rates of exchange available to that person at the time of its receipt of that sum.

      (b) Each of the Borrower and Assignors hereby waives any right it may have in any jurisdiction to pay any amount under the Facility Agreement and/or any other Finance Document in a currency or currency unit other than that in which it is expressed to be payable.

10.3  PAYMENT AND SECURITY

      The Security Trustee or any Finance Party may retain and pay out of any money in the

                                                [Group Assignment of Insurances]

      hands of the Security Trustee or such Finance Party all sums necessary to effect the indemnity contained in this Clause and all sums payable by any Assignor under this Clause shall form part of the monies hereby secured.

11.   SUSPENSE ACCOUNT

      The Security Trustee may, notwithstanding Clause 9 (Application of Proceeds), place and keep any monies received under this Assignment, before or after the insolvency of the Borrower or any Assignor, to the credit of a suspense account in order to preserve the rights of the Security Trustee or the Finance Parties to sue or prove for the whole amount in respect of claims against the Borrower and any Assignor or any other person.

12.   SET OFF

      (a) Without prejudice to any right of set-off, combination of accounts, lien or other rights which the Security Trustee or any Finance Party is at any time entitled whether by operation of law or contract or otherwise, the Security Trustee and each Finance Party may (but shall not be obliged to) set off against any obligation of the Borrower or any Assignor due and payable by it hereunder without prior notice any moneys held by the Security Trustee or such Finance Party for the account of the Borrower or any Assignor at any office of the Security Trustee or such Finance Party anywhere and in any currency. The Security Trustee or such Finance Party may effect such currency exchanges as are appropriate to implement such set-off.

      (b) If the obligations are in different currencies, the Security Trustee or any Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

13.   POWER OF ATTORNEY

13.1  POWER OF ATTORNEY

      Each of the Borrower and Assignors irrevocably appoints the Security Trustee and any persons deriving title under it by way of security jointly and severally to be its attorney (with full power of substitution) and in its name or otherwise on its behalf and as its act and deed to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required or which the Security Trustee shall think proper or expedient for carrying out any obligations imposed on the Borrower or any Assignor hereunder or for exercising, following the security constituted by this Deed becoming enforceable, any of the powers conferred by this Assignment or for giving to the Security Trustee the full benefit of this security and so that this appointment shall operate to authorise the Security Trustee to do on behalf of the Borrower and any Assignor anything it can lawfully do by an attorney. Each of the Borrower and Assignors ratifies and confirms and agrees to ratify and confirm any deed, instrument, act or thing which such attorney or substitute may execute or do in exercising its powers under this Clause.

                                                [Group Assignment of Insurances]

13.2  DELEGATION

      The Security Trustee may delegate to any person all or any of the rights or powers conferred on it by this Assignment or by law. Any such delegation may be made upon such terms and conditions (including power to sub-delegate) as the Security Trustee or the Receiver thinks fit.

14.   FURTHER ASSURANCE

      Each of the Borrower and Assignors agrees that at any time and from time to time upon the written request of the Security Trustee it will promptly and duly execute and deliver any and all such further instruments and documents as the Security Trustee may reasonably require for the purpose of obtaining the full benefit of this Assignment and of the rights and powers herein granted.

15.   NOTICES

15.1  NOTICES

      Any notice or communication under or in connection with this Assignment shall be in writing and shall be delivered personally or by prepaid letter (airmail if available) or facsimile transmission to the addresses or facsimile numbers set out below or at such other address as the recipient may have notified to the other parties in writing. Proof of posting or despatch of any notice or communication to any party hereto shall be deemed to be proof of receipt:-

      (a) in the case of a letter, on the fifth Business Day after posting if airmail or second Business Day if local mail;

      (b) in the case of a facsimile transmission, on the Business Day immediately following the date of despatch with confirmed facsimile report.

      All communications or other correspondence between any Assignor and any of the Finance Parties in connection with this Assignment shall be made through the Security Trustee.

15.2  ADDRESSES

      Notices or communications shall be sent to the following addresses:-

      To the Borrower:-

      Name                       Asia Netcom Corporation Limited
      Address                    46/F Cheung Kong Center
                                 2 Queen's Road Central
                                 Hong Kong

                                                [Group Assignment of Insurances]

      Fax                        (852) 2121 2929
      Attention                  Gregory Freiberg/Wenlong Sun

      With a copy to:            Asia Netcom Singapore Pte Limited
                                 2 Shenton Way #11-01
                                 SGX Centre 1
                                 Singapore 068804

      Fax                        (65) 6233 6390
      Attention                  Oliver Ao

      To any Assignor:-

      Name                       c/o Asia Netcom Corporation Limited
      Address                    46/F Cheung Kong Center
                                 2 Queen's Road Central
                                 Hong Kong

      Fax                        (852) 2121 2929
      Attention                  Gregory Freiberg/ Wenlong Sun

      With a copy to:            Asia Netcom Singapore Pte Limited
                                 2 Shenton Way #11-01
                                 SGX Centre 1
                                 Singapore 068804

      Fax                        (65) 6233 6390
      Attention                  Oliver Ao

      To the Security Trustee:-

      Name                       Industrial and Commercial Bank of China
                                 (Asia) Limited
      Address                    10/F, ICBC Asia Building
                                 122-126 Queen's Road Central
                                 Hong Kong

      Fax                        (852) 2851 9361
      Attention                  Ms. Esther Cheng/ Ms. Amy Wong

15.3  LANGUAGE

      Each notice or document referred to in this Assignment or to be delivered under this Assignment shall be in the English language.

16. WAIVERS, AMENDMENTS AND CONSENTS, REMEDIES, SEVERABILITY, ASSIGNMENT AND COUNTERPARTS

                                                [Group Assignment of Insurances]

16.1  WAIVERS

      No failure or delay on the part of the Security Trustee or any Finance Party to exercise any power, right or remedy under this Assignment shall operate as a waiver thereof, nor shall any single or partial exercise by the Security Trustee or any Finance Party of any power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

16.2  AMENDMENTS AND CONSENTS

      (a) Any amendment of any provision of this Assignment shall only be effective if made in accordance with provisions with this Assignment and if all the parties hereto so agree in writing and any waiver of any breach or default under this Assignment shall only be effective if the Security Trustee acting on the instructions of the Finance Parties or the Majority Finance Parties (as the case may be) agrees in writing. Any consent by the Security Trustee under this Assignment must be made in writing.

      (b) Any such waiver or consent may be given subject to any conditions thought fit by the Security Trustee acting on the instructions of the Finance Parties or the Majority Finance Parties, as the case may be, and shall be effective only in the instance and for the purpose for which it is given.

16.3  REMEDIES

      The remedies provided in this Assignment are cumulative and are not exclusive of any remedies provided by law.

16.4  SEVERABILITY

      If any provision of this Assignment is prohibited or unenforceable in any jurisdiction such prohibition or unenforceability shall not invalidate the remaining provisions hereof or affect the validity or enforceability of such provision in any other jurisdiction.

16.5  ASSIGNMENT

      The Security Trustee may assign its rights under this Assignment in accordance with the provisions of the Facility Agreement. None of the Borrower or the Assignor shall assign any of its respective rights hereunder without the prior written consent of the Security Trustee.

16.6  COUNTERPARTS

      This Assignment may be executed in any number of counterparts including by facsimile and all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Assignment by signing any such counterpart.

                                                [Group Assignment of Insurances]

16.7 It is intended that this document takes effect as a deed notwithstanding the fact that a party may only execute this document under hand.

17.   GOVERNING LAW AND JURISDICTION

17.1  GOVERNING LAW

      This Assignment is governed by and construed in accordance with the laws of Hong Kong.

17.2  SUBMISSION TO JURISDICTION

      For the benefit of the Security Trustee and the Finance Parties, each of the Borrower and Assignors irrevocably agrees that the courts of Hong Kong are to have jurisdiction to settle any disputes which may arise out of or in connection with this Assignment and that, accordingly, any legal action or proceedings arising out of or in connection with this Assignment ("PROCEEDINGS") may be brought in those courts and each of the Borrower and Assignors irrevocably submits to the jurisdiction of those courts.

17.3  OTHER JURISDICTIONS

      Nothing in this Clause 17 (Governing Law and Jurisdiction) shall limit the right of the Security Trustee or any Finance Party to take Proceedings against the Borrower or any Assignor in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the Security Trustee or any Finance Party from taking Proceedings in any other jurisdiction, whether concurrently or not.

17.4  WAIVER OF INCONVENIENT FORUM

      Each of the Borrower and Assignors irrevocably waives any objection which it may at any time have to the laying of the venue of any Proceedings in any court referred to in this Clause 17 (Governing Law and Jurisdiction) and any claim that any such Proceedings have been brought in an inconvenient forum.

17.5  PROCESS AGENT

      Each of the Borrower and Assignors hereby irrevocably appoints Asia Netcom Asia Pacific Commercial Limited of 46th Floor, Cheung Kong Centre, 2 Queen's Road Central, Hong Kong to receive, for it and on its behalf, service of process in any Proceedings in Hong Kong. Such service shall be deemed completed on delivery to the process agent whether or not it is forwarded to and received by the Borrower or that Assignor. If for any reason the process agent ceases to be able to act as such or not longer has an address in Hong Kong, each of the Borrower and Assignors irrevocably agrees to appoint a substitute process agent acceptable to the Security Trustee, and to deliver to the Security Trustee a copy of the new process agent's acceptance of that appointment, within 30 days.

17.6  SERVICE

                                                [Group Assignment of Insurances]

      Each of the Borrower and Assignors irrevocably consents to any process in any Proceeding anywhere being served by mailing a copy by post in accordance with Clause 15 (Notices). Nothing shall affect the right to serve any process in any other manner permitted by law.

17.7  WAIVER OF IMMUNITIES

      To the extent that the Borrower or any Assignor has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, each of the Borrower and Assignors hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Assignment.

IN WITNESS whereof this Assignment has been executed by the parties hereto and is intended to be and is hereby delivered by the Borrower and each Assignor as its deed on the day and year first above written.

                                                [Group Assignment of Insurances]

                                   SCHEDULE 1

                          FORM OF NOTICE OF ASSIGNMENT

(for attachment by way of endorsement to the relevant policy in respect of the Insurances)

To: [the Insurer(s)]

Copy to: Industrial and Commercial Bank of China (Asia) Limited (as Security Trustee)

[INSERT POLICY NUMBER OF INSURANCES AND OTHER DETAILS OF POLICY OF INSURANCES (THE "POLICY")]

[Name of Borrower or Assignor], (the "INSURED") referred to in this Policy, HEREBY GIVES NOTICE that by a Group Assignment of Insurances dated ______________ 2004 (a copy of which is attached hereto) (the "ASSIGNMENT") and executed by us, among others, in favour of Industrial and Commercial Bank of China (Asia) Limited, as facility agent and security trustee (the "SECURITY TRUSTEE"), there has been assigned by us to the Security Trustee all our right, title, interest and benefit in and the Policy stated above whereon this Notice is endorsed.

Following an event of default as notified by the Security Trustee, we hereby authorise and instruct you, upon receiving a notice from the Security Trustee requesting for proceeds of the insurance under the Policy to be paid over to the Security Trustee, to pay directly to the Security Trustee all payments then due to us under the Policy into such account as the Security Trustee shall direct or to such person and in such manner as the Security Trustee may from time to time instruct.

Please note that the authority and instructions herein contained cannot be revoked or varied by us without the prior written consent of the Security Trustee.

This Notice is governed by the laws of Hong Kong.

Please countersign one copy of this Notice to record your acknowledgment of receipt and to record that you will act in accordance with the terms hereof.

Dated _____________ 2004.

______________________________
Director
For and on behalf of
[Borrower/Assignor]

                                                [Group Assignment of Insurances]

We acknowledge receipt of the above notice of assignment and we agree to act in accordance with its terms.

For and on behalf of

_____________________________
[Name of Insurer]

                                                [Group Assignment of Insurances]

                                   SCHEDULE 2

                                  THE ASSIGNORS

NAME                                PLACE OF INCORPORATION             REGISTERED OFFICE
----                                ----------------------             -----------------
East Asia Netcom Ltd.                     Bermuda                       Clarendon House
                                                                        2 Church Street
                                                                        HM11 Bermuda

                                                [Group Assignment of Insurances]

                                   SCHEDULE 3

             FORM OF LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE

By a Deed of Assignment of Insurances, [-] (the "Assignor") assigned all its right, title, interest and benefit in and to this policy/contract of insurance and the benefits and proceeds hereof including all claims of whatever nature and returns of premiums to the Industrial and Commercial Bank of China (Asia) Limited (the "Security Trustee") acting on its own behalf and as agent and trustee for the Lenders (as defined therein). Until notice in writing to the contrary is received by the insurer or insurance broker hereunder from the Security Trustee, all the proceeds of any claim for an amount not exceeding US$1,000,000 shall be paid to the Assignor and all the proceeds of any claim for an amount exceeding US$1,000,000 shall be paid to the Security Trustee. Following receipt of such notice in writing, all proceeds payable hereunder shall be paid directly to the Security Trustee.

The Security Trustee shall be advised:

      (i) if any insurer under this policy/contract gives notice of cancellation of any insurance hereunder, at least fourteen (14) days before any such cancellation is to take effect;

      (ii) of any proposed alteration in or termination or expiry of any such insurance at least fourteen (14) days before such alteration, termination or expiry is to take effect;

      (iii) promptly of any default in the payment of any premium or call;

      (iv) promptly of any act or omission or of any event of which any insurer hereunder has knowledge and which might invalidate or render unenforceable in whole or in part such insurance.

No cancellation, termination or expiry of or alteration to any insurance hereunder shall be effective as against the Security Trustee or the Lenders unless the relevant provision of this Clause have been complied with in full.

The rights of the Security Trustee and the Lenders under this policy/contract of insurance shall not be prejudiced by any act or neglect of the Assignor or any other person nor by any foreclosure or other proceedings.

The Security Trustee may, but shall not be required to, pay any insurance premiums unpaid by the Assignor.

                                                [Group Assignment of Insurances]

                                 SIGNATURE PAGE

THE BORROWER

SIGNED, SEALED AND DELIVERED                   )
as a Deed by its duly authorised attorney      )
Tung, Hsiao-Chi                                ) /s/ Tung, Hsiao-Chi
for and on behalf of                           )
ASIA NETCOM CORPORATION LIMITED                )
in the presence of:-                           )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR



THE ASSIGNOR

SIGNED, SEALED AND DELIVERED                   )
as a Deed by its duly authorised attorney      )
Tung, Hsiao-Chi                                ) /s/ Tung, Hsiao-Chi
for and on behalf of                           )
EAST ASIA NETCOM LTD.                          )
in the presence of:-                           )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR



THE SECURITY TRUSTEE

SIGNED BY                                      )
Wang Yan, Wilson Wan                           ) /s/ Wang Yan     /s/ Wilson Wan
for and on behalf of                           )
INDUSTRIAL AND COMMERCIAL                      )
BANK OF CHINA (ASIA) LIMITED                   )
in the presence of:-                           )

/s/ Corina Delicia Hoon
    Corina Delicia Hoon
    Solicitor
    RICHARDS BUTLER
    20/F Alexandra House
    Hong Kong SAR

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